UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 8, 2020

ZIMMER BIOMET HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-16407	13-4151777
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

345 East Main Street

Warsaw, Indiana 46580

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (574) 267-6131

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	ZBH	New York Stock Exchange
1.414% Notes due 2022	ZBH 22A	New York Stock Exchange
2.425% Notes due 2026 1.164% Notes due 2027	ZBH 26 ZBH 27	New York Stock Exchange New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Zimmer Biomet Holdings, Inc. (the “Company”) held its annual meeting of shareholders on May 8, 2020.  Shareholders took the following actions:

•	elected eleven (11) directors for one-year terms ending at the 2021 annual meeting of shareholders (Proposal 1);
•	ratified the Audit Committee’s appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2020 (Proposal 2); and
•	approved, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement (Proposal 3).

The vote tabulation for each proposal follows:

Proposal 1 – Election of Directors

Nominee	For	Against	Abstain	Broker Non-Votes
Christopher B. Begley	167,009,130	2,640,537	123,285	12,858,434
Betsy J. Bernard	167,564,991	2,090,685	117,276	12,858,434
Gail K. Boudreaux	169,438,019	223,424	111,509	12,858,434
Michael J. Farrell	167,715,053	1,930,642	127,257	12,858,434
Larry C. Glasscock	163,877,946	5,766,017	128,989	12,858,434
Robert A. Hagemann	165,990,783	3,656,531	125,638	12,858,434
Bryan C. Hanson	168,599,785	1,051,211	121,956	12,858,434
Arthur J. Higgins	153,808,376	15,839,828	124,748	12,858,434
Maria Teresa Hilado	168,858,209	797,472	117,271	12,858,434
Syed Jafry	167,933,964	1,714,527	124,461	12,858,434
Michael W. Michelson	167,937,793	1,709,046	126,113	12,858,434

Proposal 2 – Ratification of the Appointment of the Independent Registered Public Accounting Firm

For	Against	Abstain	Broker Non-Votes
177,573,304	4,946,254	111,828	0

Proposal 3 – Advisory Vote to Approve Named Executive Officer Compensation (“Say on Pay”)

For	Against	Abstain	Broker Non-Votes
155,897,279	13,500,867	374,806	12,858,434

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 13, 2020

ZIMMER BIOMET HOLDINGS, INC.

By:	/s/ Chad F. Phipps
Name:	Chad F. Phipps
Title:	Senior Vice President, General Counsel and Secretary